SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 4, 2009


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


               0-28074                                  04-3130648
      (Commission File Number)              (I.R.S. Employer Identification No.)


        131 Dartmouth Street
             Boston, MA                                   02116
(Address of Principal Executive Offices)                (Zip Code)



                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     On February 4, 2009, the Board of Directors of Sapient Corporation (the "Company") approved amendments to the Company's Amended and Restated Bylaws (the "Bylaws"), effective immediately. The principal amendments are set forth in
Article 1 and are summarized as follows:

     Section 1.10 Nomination of Directors. This section was amended to expand the disclosure required by stockholders when making director nominations to require the stockholder making the nomination to disclose, among other things:
(i) any arrangements or agreements entered into by the stockholder, or certain persons associated with the stockholder, to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the stockholder, or certain persons associated with the stockholder, with respect to shares of the Company (including derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares); and (ii) any direct and indirect compensation and other material arrangements or agreements between the stockholder, or certain persons associated with the stockholder, and the nominee, or certain persons associated with the nominee, during the past three years. The section was also amended to require the stockholder making the nomination to update its beneficial ownership of the Company's shares and any other share-based interests as of the record date of the relevant meeting of stockholders.

     Section 1.11 Notice of Business at Annual Meeting. This section was amended to confirm that the advance notice provisions applicable to stockholders seeking to bring a matter before an annual meeting are not to be construed to limit the application of the advance notice requirements only to stockholder proposals submitted under Rule 14a-8 of the Exchange Act. In addition, the amendments expand the disclosure stockholders must provide when proposing to bring a matter before an annual meeting, to include, among other things, any arrangements or agreements entered into by the stockholder, or certain persons associated with the stockholder, to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the stockholder, or certain persons associated with the stockholder, with respect to shares of the Company (including derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares). The section was also amended to require the stockholder proposing to bring a matter before an annual meeting to update its beneficial ownership of the Company's shares and any other share-based interests as of the record date of the relevant meeting of stockholders.

     The amendments include other minor revisions to Article 1 and Article 6 of the Bylaws. The preceding summary is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1 Amended and Restated Bylaws of Sapient Corporation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 10, 2009                    SAPIENT CORPORATION
                                            (Registrant)


                                            By: /s/ Kyle A. Bettigole
                                                --------------------------------
                                                Kyle A. Bettigole
                                                Assistant Secretary